UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 8, 2012

MEDIA GENERAL, INC.
(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 E. Franklin St., Richmond, VA		23219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(804) 649-6000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

The information in Item 2.01 of this Form 8-K is hereby incorporated by reference to this Item 1.01.

Item 2.01  Completion of Acquisition or Disposition of Assets

On October 8, 2012, Media General, Inc. (the Company) completed the sale of The Tampa Tribune and its associated print and digital products to the Tampa Media Group, Inc., a company formed by Revolution Capital.  Details of the transaction are included in the Press Release attached as Exhibit 99.1 to this Form 8-K.  The Company retained the previously frozen pension assets and liabilities and post-retirement obligations related to employees of the businesses that were sold.

The foregoing description of the disposition does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement which is filed as Exhibit 10.1 to this Form 8-K, and is incorporated by reference herein.

As previously disclosed in its Form 10-Q for the period ended June 24, 2012, in the second quarter, the Company recorded an estimated $18 million after-tax loss in anticipation of a sale of these assets.  Now that the assets have been sold, the Company expects to record an additional after-tax loss in the range of $6 - $7 million related to the sale in the third quarter of 2012.  The net proceeds will be below any thresholds for making a tender offer to bondholders or otherwise require repayment of debt, although the Company could choose to do so.

Item 9.01  Financial Statements and Exhibits

(b)          Pro Forma Financial Information

The Company previously filed, in a Form 8-K dated June 29, 2012, unaudited pro forma condensed consolidated statements of operations for the three months ended March 25, 2012 and March 27, 2011, and for the fiscal years ended December 25, 2011, December 26, 2010 and December 27, 2009 which reflected the Tampa print and digital properties as discontinued for all periods presented.

Additionally, the Company’s Form 10-Q for the quarterly period ended June 24, 2012, included an unaudited condensed consolidated balance sheet as of June 24, 2012 and condensed consolidated statements of operations for three and six months ended June 24, 2012 and June 26, 2011 which reflected the Tampa print and digital properties as discontinued for all periods presented.

(d)          Exhibits

Exhibit 10.1	Asset Purchase Agreement, dated as of October 8, 2012, by and among Media General, Inc., Media General Operations, Inc., Media General Communications Holdings, LLC and Tampa Media Group, Inc.

Exhibit 99.1	Press Release issued by MEDIA GENERAL, INC., October 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA GENERAL, INC. (Registrant)

Date October 8, 2012
	By:	/s/ James F. Woodward
James F. Woodward
Vice President - Finance and Chief Financial Officer